UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 13, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Offering of Senior Notes

On June 13, 2012, Exelon Generation Company, LLC (Generation) announced that it agreed to sell $275 million of senior notes maturing on June 15, 2022, with a coupon of 4.25%, and $500 million of senior notes maturing on June 15, 2042, with a coupon of 5.60% (Senior Notes). The sale of the Senior Notes is expected to close on June 15, 2012. Generation intends to use the net proceeds from the sale of its Senior Notes for general corporate purposes.

The Senior Notes were offered in the United States in a private placement to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act, subject to market and other conditions. The Senior Notes have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

A copy of the press release announcing the pricing of the Senior Notes offering is attached hereto and incorporated by reference as Exhibit 99.1.

Offers to Exchange

On June 13, 2012, Generation announced the commencement of a private exchange offers to exchange Generation’s newly issued senior notes maturing in 2022, with a coupon of 4.25%, and cash, and/or newly issued senior notes maturing in 2042, with a coupon of 5.60%, and cash, for any and all of the $700 million outstanding 7.60% Fixed-Rate Notes, due April 1, 2032 of its parent Exelon Corporation (Exelon), which were assumed by Exelon from Constellation Energy Group, Inc. (the Exchange Offer).

The Exchange Offer will be made in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside to United States to non-U.S. persons in reliance on Regulation S under the Securities Act, subject to market and other conditions.

A copy of the press release announcing the commencement of the Exchange Offer is attached hereto and incorporated by reference as Exhibit 99.2.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Senior Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Exelon and Generation on June 13, 2012 announcing the pricing of the Senior Notes offering.

99.2	Press Release issued by Exelon and Generation on June 13, 2012 announcing the commencement of the Exchange Offer.

* * * * *

This combined Form 8-K is being furnished separately by Exelon and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) those factors discussed in the following sections of our 2011 Annual Report on Form 10-K: (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) those factors discussed in the following section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012: (a) Part II—ITEM 1A. Risk Factors, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 14, and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Andrew L. Good
Andrew L. Good
Senior Vice President and Chief Financial Officer Exelon Generation Company, LLC

June 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Exelon and Generation on June 13, 2012 announcing the pricing of the Senior Notes offering.

99.2	Press Release issued by Exelon and Generation on June 13, 2012 announcing the commencement of the Exchange Offer.